                                                                    EXHIBIT 10.2


--------------------------------------------------------------------------------



                       FIRST AMENDMENT TO CREDIT AGREEMENT

                                     BETWEEN

                           CONTANGO OIL & GAS COMPANY

                                       AND

                               GUARANTY BANK, FSB
                                    AS LENDER

                         Effective as of January 8, 2002

                       ----------------------------------

             REDUCING REVOLVING LINE OF CREDIT OF UP TO $50,000,000

                       -----------------------------------


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
ARTICLE I   DEFINITIONS ..................................................   1
1.01        Terms Defined Above ..........................................   1
1.02        Terms Defined in Agreement ...................................   1
1.03        References ...................................................   1
1.04        Articles and Sections ........................................   1
1.05        Number and Gender ............................................   1
ARTICLE II  AMENDMENTS ...................................................   2
2.01        Amendment of Section 1.2 .....................................   2
2.02        Amendment of Section 2.2 .....................................   3
2.03        Amendment of Section 2.6(a) ..................................   3
2.04        Amendment of Section 2.7 .....................................   3
2.05        Addition of Section 2.17 .....................................   4
2.06        Addition of Section 2.18 .....................................   4
2.07        Amendment to Preamble to Article III .........................   5
2.08        Amendment of Section 3.2 .....................................   5
2.09        Amendment of Section 3.3 .....................................   6
2.10        Amendment of Article IV ......................................   7
2.11        Amendment of Section 5.18 ....................................   7
2.12        Amendment of Section 5.20 ....................................   8
2.13        Amendment of Section 7.1 .....................................   8
2.14        Amendment of Section 8.7 .....................................   8
2.15        Amendment of Exhibit I .......................................   9
ARTICLE III CONDITIONS ...................................................   9
3.01        Receipt of Documents .........................................   9
3.02        Accuracy of Representations and Warranties ...................   9
3.03        Matters Satisfactory to Lender ...............................   9
ARTICLE IV  REPRESENTATIONS AND WARRANTIES ...............................   9
ARTICLE V   RATIFICATION .................................................  10
ARTICLE VI  MISCELLANEOUS ................................................  10
6.01        Scope of Amendment ...........................................  10
6.02        Agreement as Amended .........................................  10
6.03        Parties in Interest ..........................................  10
6.04        Rights of Third Parties ......................................  10
6.05        ENTIRE AGREEMENT .............................................  10
6.06        GOVERNING LAW ................................................  10
6.07        JURISDICTION AND VENUE .......................................  11

                       FIRST AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

     This FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is made
                                                     ---------------
and entered into effective as of January 8, 2002, between CONTANGO OIL & GAS COMPANY, a Delaware corporation, (the "Borrower"), and GUARANTY BANK, FSB, a
                                       --------
federal savings bank (the "Lender").
                           ------

                               W I T N E S S E T H
                               - - - - - - - - - -

     WHEREAS, the above named parties did execute and exchange counterparts of that certain Credit Agreement dated June 29, 2001 (the "Agreement"), to which
                                                        ---------
reference is here made for all purposes;

     WHEREAS, the parties subject to and bound by the Agreement are desirous of amending the Agreement in the particulars hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth in this First Amendment, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.01 Terms Defined Above. As used herein, each of the terms "Agreement,"
          -------------------                                     ---------
"Borrower," "First Amendment," and "Lender" shall have the meaning assigned to
 --------    ---------------        ------
such term hereinabove.

     1.02 Terms Defined in Agreement. As used herein, each term defined in the
          --------------------------
Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

     1.03 References. References in this First Amendment to Article or Section
          ----------
numbers shall be to Articles and Sections of this First Amendment, unless expressly stated herein to the contrary. References in this First Amendment to "hereby," "herein," hereinafter," hereinabove," "hereinbelow," "hereof," and "hereunder" shall be to this First Amendment in its entirety and not only to the particular Article or Section in which such reference appears.

     1.04 Articles and Sections. This First Amendment, for convenience only, has
          ---------------------
been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this First Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

     1.05 Number and Gender. Whenever the context requires, reference herein
          -----------------
made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.

                                   ARTICLE II
                                   AMENDMENTS
                                   ----------

     The Borrower and the Lender hereby amend the Agreement in the following particulars:

     2.01 Amendment of Section 1.2. Section 1.2 of the Agreement shall be
          ------------------------
amended to read as follows:

     Section 1.2 of the Agreement is hereby amended to add and/or amend the following definitions to read as follows, in proper alphabetical order:

     "Available Commitment" shall mean, at any time, an amount equal to the
      --------------------
     remainder, if any, of (a) the Borrowing Base in effect at such time minus
     (b) the sum of the Loan Balance at such time.

     "Commitment" shall mean the obligation of the Lender, subject to applicable
      ----------
     provisions of this Agreement, to make Loans to or for the benefit of the Borrower pursuant to Section 2.1 and to issue Letters of Credit pursuant to
     Section 2.17.

     "L/C Exposure" shall mean, at any time, the aggregate maximum amount
      ------------
     available to be drawn under outstanding Letters of Credit at such time.

     "Letter of Credit" shall mean any standby letter of credit issued by the
      ----------------
     Lender for the account of the Borrower pursuant to Section 2.17.

     "Letter of Credit Application" shall mean the standard letter of credit
      ----------------------------
     application employed by the Lender from time to time in connection with letters of credit.

     "Letter of Credit Fee" shall mean each fee payable to the Lender by the
      --------------------
     Borrower pursuant to Section 2.18 upon or in connection with the issuance of a Letter of Credit.

     "Loan" shall mean any loan made by the Lender to or for the benefit of the
      ----
     Borrower pursuant to this Agreement and any payment made by the Lender under a Letter of Credit.

     "Loan Balance" shall mean, at any time, the outstanding principal balance
      ------------
     of the Note plus the L/C Exposure at such time.

     "Loan Documents" shall mean this Agreement, the Note, the Letter of Credit
      --------------
     Applications, the Letters of Credit, the Security Instruments, and all other documents and instruments now or hereafter delivered pursuant to the terms of or in connection with this Agreement, the Note, the Letter of Credit Applications, the Letters of Credit, or the Security Instruments, and all renewals and extensions of, amendments and supplements to, and restatements of, any or all of the foregoing from time to time in effect.

     "Obligations" shall mean, without duplication, (a) all Indebtedness
      -----------
     evidenced by the Note, (b) the Reimbursement Obligations, (c) the undrawn, unexpired amount of all outstanding Letters of Credit, (d) the obligation of the Borrower for the payment of Commitment Fees, Facility Fees, Letter of Credit Fees, and Engineering Fees, (e) all obligations and liabilities whether now existing or hereafter arising of the Borrower to the Lender in connection with any Commodity Hedge Agreement or Rate Management Transaction, and (f) all other obligations and liabilities of the Borrower to the Lender, now existing or hereafter incurred, under, arising out of or in connection with any Loan Document, and to the extent that any of the foregoing includes or refers to the payment of amounts deemed or constituting interest, only so much thereof as shall have accrued, been earned and which remains unpaid at each relevant time of determination.

     "Reimbursement Obligation" shall mean the obligation of the Borrower to
      ------------------------
     provide to the Lender or reimburse the Lender for any amounts payable, paid, or incurred by the Lender with respect to Letters of Credit.

     2.02 Amendment of Section 2.2. Section 2.2 of the Agreement is hereby
          ------------------------
amended to read as follows:

     "2.2 Use of Loan Proceeds and Letters of Credit. (a) Proceeds of all Loans
          ------------------------------------------
     shall be used solely to refinance existing bank debt and for funding development, exploration and acquisition activities and other general corporate purposes.

     (b) Letters of Credit shall be used solely for general corporate purposes; provided, however, no Letter of Credit may be used in lieu or in support of stay or appeal bonds."

     2.03 Amendment of Section 2.6(a). Section 2.6(a) is amended to read as
          ---------------------------
follows:

     "2.6 Borrowing Base Determination. (a) The Borrowing Base as of January 1,
          ----------------------------
     2002, is acknowledged by the Borrower and the Lender to be $17,000.000.00. Commencing on February 1, 2002, and continuing thereafter on the first day of each calendar month through the next Borrowing Base review the amount of the Borrowing Base shall be reduced by $450,000.00."

     2.04 Amendment of Section 2.7. Section 2.7 of the Agreement is hereby
          ------------------------
amended to read as follows:

     "2.7 Mandatory Prepayments. If at any time the sum of the Loan Balance and
          ---------------------
     the L/C Exposure exceeds the Borrowing Base then in effect, the Borrower shall, within 30 days of notice from the Lender of such occurrence, (a) prepay, or make arrangements acceptable to the Lender for the prepayment of, the amount of such excess for application on the Loan Balance, (b) provide additional collateral, of character and value satisfactory to the Lender in its sole discretion, to secure the

     Obligations by the execution and delivery to the Lender of security instruments in form and substance satisfactory to the Lender, or (c) effect any combination of the alternatives described in clauses (a) and (b) of this Section and acceptable to the Lender in its sole discretion. In the event that a mandatory prepayment is required under this Section and the Loan Balance is less than the amount required to be prepaid, the Borrower shall repay the entire Loan Balance and, in accordance with the provisions of the relevant Letter of Credit Applications executed by the Borrower or otherwise to the satisfaction of the Lender, deposit with the Lender, as additional collateral securing the Obligations, an amount of cash, in immediately available funds, equal to the L/C Exposure minus the Borrowing Base. The cash deposited with the Lender in satisfaction of the requirement provided in this Section may be invested, at the sole discretion of the Lender and then only at the express direction of the Borrower as to investment vehicle and maturity (which shall be no later than the latest expiry date of any then outstanding Letter of Credit), for the account of the Borrower in cash or cash equivalent investments offered by or through the Lender."

     2.05 Addition of Section 2.17. A new section designated "Section 2.17" is
          ------------------------
hereby added to the Agreement to read as follows:

     "2.17 Letter of Credit Facility. (a) Upon the terms and conditions
           -------------------------
     (including, without limitation, the right of the Lender to decline to issue any Letter of Credit so long as any Default or Event of Default exists) and relying on the representations and warranties contained in this Agreement, the Lender agrees, during the Commitment Period, to issue Letters of Credit following the receipt not less than two Business Days prior to the requested date for issuance of the relevant Letter of Credit, of a Letter of Credit Application executed by the Borrower; provided, however, (a) no Letter of Credit shall have an expiration date which is more than 60 days after the issuance thereof or subsequent to the Commitment Termination Date, and (b) the Lender shall not be obligated to issue any Letter of Credit if (i) the face amount thereof would exceed the Available Commitment, or (ii) after giving effect to the issuance thereof, (A) the L/C Exposure, when added to the Loan Balance then outstanding, would exceed the Borrowing Base then in effect, or (B) the L/C Exposure would exceed $3,000,000.

     (b) Should the Lender be called upon by the beneficiary of any Letter of Credit to honor all or any portion of the commitment thereunder, whether upon the presentation of drafts or otherwise, such payment by the Lender on account of such Letter of Credit shall be treated, for all purposes, as a Floating Rate Loan and an advance against the Note."

     2.06 Addition of Section 2.18. A new section designated "Section 2.18" is
          ------------------------
hereby added to the Agreement to read as follows:

     "2.18 Letter of Credit Fee. In addition to interest on the Note as provided
           --------------------
     herein and all other fees payable hereunder, the Borrower agrees to pay to the Lender, on the date of issuance of each Letter of Credit, a fee equal to two percent (2%) per annum, or a minimum of $500, calculated on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day), on the face amount of such Letter of Credit during the period for which such Letter of Credit is issued; provided, however, in the event such Letter of Credit is canceled prior to its original expiry date or a payment is made by the Lender with respect to such Letter of Credit, the Lender shall, within 30 days after such cancellation or the making of such payment, rebate to the Borrower the unearned portion of such fee. The Borrower also agrees to pay to the Lender on demand its customary letter of credit transactional fees, including, without limitation, amendment fees, payable with respect to each Letter of Credit."

     2.07 Amendment to Preamble to Article III. The preamble to Article III is
          ------------------------------------
hereby amended to read as follows:

     "The obligations of the Lender to enter into this Agreement and to make Loans and issue Letters of Credit are subject to the satisfaction of the following conditions precedent:"

     2.08 Amendment of Section 3.2. Section 3.2 of the Agreement is hereby
          ------------------------
amended to read as follows:

     "3.2 Each Loan and Letter of Credit. In addition to the conditions
          ------------------------------
     precedent stated elsewhere herein, the Lender shall not be obligated to make any Loan or issue any Letter of Credit unless:

     (a) the Borrower shall have delivered to the Lender a Borrowing Request at least the requisite time prior to the requested date for the relevant Loan, or a Letter of Credit Application at least two Business Days prior to the requested issuance date for the relevant Letter of Credit and each statement or certification made in such Borrowing Request or Letter of Credit Application, as the case may be, shall be true and correct in all material respects on the requested date for such Loan or the issuance of such Letter of Credit;

     (b) no Event of Default or Default shall exist or will occur as a result of the making of the requested Loan or the issuance of the requested Letter of Credit;

     (c) if requested by the Lender, the Borrower shall have delivered evidence satisfactory to the Lender substantiating any of the matters contained in this Agreement which are necessary to enable the Borrower to qualify for such Loan or the issuance of such Letter of Credit;

     (d) the Lender shall have received, reviewed, and approved such additional documents and items as described in Section 3.1 as may be requested by the Lender with respect to such Loan or Letter of Credit;

     (e) no event shall have occurred which, in the reasonable opinion of the Lender, could have a Material Adverse Effect;

     (f) each of the representations and warranties contained in this Agreement shall be true and correct and shall be deemed to be repeated by the Borrower as if made on the requested date for such Loan or the issuance of such Letter of Credit;

     (g) all of the Security Instruments shall be in full force and effect and provide to the Lender the security intended thereby;

     (h) neither the consummation of the transactions contemplated hereby nor the making of such Loan the issuance of such Letter of Credit shall contravene, violate, or conflict with any Requirement of Law;

     (i) the Borrower shall hold full legal title to the Collateral pledged by such entity and be the sole beneficial owner thereof;

     (j) the Lender shall have received the payment of all Engineering Fees, Facility Fees, Letter of Credit Fees, and other fees payable to the Lender hereunder and reimbursement from the Borrower, or special legal counsel for the Lender shall have received payment from the Borrower, for (i) all reasonable fees and expenses of counsel to the Lender for which the Borrower is responsible pursuant to applicable provisions of this Agreement and for which invoices have been presented as of or prior to the date of the relevant Loan or Letter of Credit Application, and (ii) estimated fees charged by filing officers and other public officials incurred or to be incurred in connection with the filing and recordation of any Security Instruments, for which invoices have been presented as of or prior to the date of the requested Loan or Letter of Credit Application; and

     (k) all matters incident to the consummation of the transactions hereby contemplated shall be satisfactory to the Lender."

     2.09 Amendment of Section 3.3. Section 3.3 of the Agreement is hereby
          ------------------------
amended to read as follows:

     "3.3 Mortgage of Oil and Gas Properties. The following documents will be
          ----------------------------------
     required upon the execution of this First Amendment:

     (a) Deed of Trust, Security Agreement, Assignment of Production, and Financing Statement from the Borrower covering all Oil and Gas Properties of the Borrower and all improvements, personal property, and fixtures related thereto;

     (b) Financing Statements from the Borrower, as debtors, constituent to the instrument described in clause (a) above;

     (c) undated letters, in form and substance satisfactory to the Lender, from the Borrower to each purchaser of production and disburser of the proceeds of production from or attributable to the Mortgaged Properties, together with additional letters with the addressees left blank, authorizing and directing the addressees to make future payments attributable to production from the Mortgaged Properties directly to the Lender;"

     2.10 Amendment of Article IV. The preamble to Article IV of the Agreement
          -----------------------
is hereby amended to read as follows:

     "To induce the Lender to enter into this Agreement and to make the Loans and issue Letters of Credit, the Borrower represents and warrants to the Lender (which representations and warranties shall survive the delivery of the Note) that:"

     2.11 Amendment of Section 5.18. Section 5.18 of the Agreement is hereby
          -------------------------
amended to read as follows:

     "5.18 INDEMNIFICATION. INDEMNIFY AND HOLD THE LENDER AND ITS SHAREHOLDERS,
           ---------------
     OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS-IN-FACT, AND AFFILIATES AND EACH TRUSTEE FOR THE BENEFIT OF THE LENDER UNDER ANY SECURITY INSTRUMENT HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES, DAMAGES, LIABILITIES, FINES, PENALTIES, CHARGES, ADMINISTRATIVE AND JUDICIAL PROCEEDINGS AND ORDERS, JUDGMENTS, REMEDIAL ACTIONS, REQUIREMENTS AND ENFORCEMENT ACTIONS OF ANY KIND, AND ALL COSTS AND EXPENSES INCURRED IN CONNECTION THEREWITH (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND EXPENSES), ARISING DIRECTLY OR INDIRECTLY, IN WHOLE OR IN PART, FROM (A) THE PRESENCE OF ANY HAZARDOUS SUBSTANCES ON, UNDER, OR FROM ANY PROPERTY OF THE BORROWER, WHETHER PRIOR TO OR DURING THE TERM HEREOF, (B) ANY ACTIVITY CARRIED ON OR UNDERTAKEN ON OR OFF ANY PROPERTY OF THE BORROWER, WHETHER PRIOR TO OR DURING THE TERM HEREOF, AND WHETHER BY THE BORROWER OR ANY PREDECESSOR IN TITLE, EMPLOYEE, AGENT, CONTRACTOR, OR SUBCONTRACTOR OF THE BORROWER OR ANY OTHER PERSON AT ANY TIME OCCUPYING OR PRESENT ON SUCH PROPERTY, IN CONNECTION WITH THE HANDLING, TREATMENT, REMOVAL, STORAGE, DECONTAMINATION, CLEANUP, TRANSPORTATION, OR DISPOSAL OF ANY HAZARDOUS SUBSTANCES AT ANY TIME LOCATED OR PRESENT ON OR UNDER SUCH PROPERTY, (C) ANY RESIDUAL CONTAMINATION ON OR UNDER ANY PROPERTY OF THE BORROWER, (D) ANY CONTAMINATION OF ANY PROPERTY OR NATURAL RESOURCES ARISING IN CONNECTION WITH THE GENERATION, USE, HANDLING, STORAGE, TRANSPORTATION OR DISPOSAL OF ANY HAZARDOUS SUBSTANCES BY THE BORROWER OR ANY EMPLOYEE, AGENT, CONTRACTOR, OR SUBCONTRACTOR OF THE BORROWER WHILE SUCH PERSONS ARE ACTING WITHIN THE SCOPE OF THEIR RELATIONSHIP WITH THE BORROWER, IRRESPECTIVE OF WHETHER ANY OF SUCH ACTIVITIES WERE OR WILL BE UNDERTAKEN IN ACCORDANCE WITH APPLICABLE REQUIREMENTS OF LAW, OR (E) THE PERFORMANCE AND ENFORCEMENT OF ANY LOAN DOCUMENT, ANY ALLEGATION BY ANY BENEFICIARY OF A LETTER OF CREDIT OF A WRONGFUL DISHONOR BY THE LENDER OF A CLAIM OR DRAFT PRESENTED THEREUNDER, OR

     ANY OTHER ACT OR OMISSION IN CONNECTION WITH OR RELATED TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING, WITHOUT LIMITATION, ANY OF THE FOREGOING IN THIS SECTION ARISING FROM NEGLIGENCE, WHETHER SOLE OR CONCURRENT, ON THE PART OF THE LENDER OR ANY OF ITS SHAREHOLDERS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS-IN-FACT, OR AFFILIATES OR ANY TRUSTEE FOR THE BENEFIT OF THE LENDER UNDER ANY SECURITY INSTRUMENT; WITH THE FOREGOING INDEMNITY SURVIVING SATISFACTION OF ALL OBLIGATIONS AND THE TERMINATION OF THIS AGREEMENT, UNLESS ALL SUCH OBLIGATIONS HAVE BEEN SATISFIED WHOLLY IN CASH FROM THE BORROWER AND NOT BY WAY OF REALIZATION AGAINST ANY COLLATERAL OR THE CONVEYANCE OF ANY PROPERTY IN LIEU THEREOF, PROVIDED THAT SUCH INDEMNITY SHALL NOT EXTEND TO ANY ACT OR OMISSION BY THE LENDER WITH RESPECT TO ANY PROPERTY SUBSEQUENT TO THE LENDER BECOMING THE OWNER OF SUCH PROPERTY AND WITH RESPECT TO WHICH PROPERTY SUCH CLAIM, LOSS, DAMAGE, LIABILITY, FINE, PENALTY, CHARGE, PROCEEDING, ORDER, JUDGMENT, ACTION, OR REQUIREMENT ARISES SUBSEQUENT TO THE ACQUISITION OF TITLE THERETO BY THE LENDER."

     2.12  Amendment of Section 5.20. Section 5.20 of the Agreement is amended
           -------------------------
to read as follows:

     "5.20 Pledge of Collateral. Borrower agrees to pledge certain of the Oil
           --------------------
     and Gas Properties described in the Purchase and Sale Agreement dated effective as of January 1, 2002, between the Borrower and Juneau Exploration L.P. and conveyed to Borrower on April 1, 2002, and July 1, 2002. The Lender will determine at its sole descretion which of the Oil and Gas Properties to be pledged.

     2.13  Amendment of Section 7.1. Subparagraph (e) of Section 7.1 of the
           ------------------------
Agreement is hereby amended to read as follows:

     "(e) the Borrower shall be unable to satisfy any condition or cure any circumstance specified in Article III, the satisfaction or curing of which is precedent to the right of the Borrower to obtain a Loan or the issuance of a Letter of Credit, and such inability shall continue for a period in excess of 30 days;"

     2.14  Amendment of Section 8.7. Section 8.7 of the Agreement is hereby
           ------------------------
amended to read as follows:

     "8.7  No Waiver; Rights Cumulative. No course of dealing on the part of the
           ----------------------------
     Lender, its officers or employees, nor any failure or delay by the Lender with respect to exercising any of its rights under any Loan Document shall operate as a waiver thereof. The rights of the Lender under the Loan Documents shall be cumulative and the exercise or partial exercise of any such right shall not preclude the exercise of any other right. Neither the making of any Loan nor the issuance of a Letter of Credit shall constitute a waiver of any of the covenants, warranties, or conditions of the Borrower contained herein. In the event the Borrower is unable to satisfy any such covenant, warranty, or condition, neither the making of any Loan nor the issuance of a Letter of Credit shall have the effect of precluding the Lender from thereafter declaring such inability to be an Event of Default as hereinabove provided."

     2.15 Amendment of Exhibit I. Exhibit I, i.e. the "Form of Promissory Note"
          ----------------------
shall be as set forth on Exhibit I to this First Amendment.

                                  ARTICLE III
                                   CONDITIONS
                                   ----------

     The obligation of the Lender to amend the Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

     3.01 Receipt of Documents. The Lender shall have received, reviewed, and
          --------------------
approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Lender:

     (a) multiple counterparts of this First Amendment, as requested by the Lender;

     (b)  the Note;

     (c)  multiple counterparts of the documents listed in Section 3.3 above;

     (d) closing of purchase of certain Oil and Gas Properties from Juneau Exploration L.P.;

     (e)  payment of Facility Fee in the amount of $52,500.00; and

     (f) such other agreements, documents, items, instruments, opinions, certificates, waivers, consents, and evidence as the Lender may reasonably request.

     3.02 Accuracy of Representations and Warranties. The representations and
          ------------------------------------------
warranties contained in Article IV of the Agreement and this First Amendment shall be true and correct.

     3.03 Matters Satisfactory to Lender. All matters incident to the
          ------------------------------
consummation of the transactions contemplated hereby shall be satisfactory to the Lender.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     The Borrower hereby expressly re-makes, in favor of the Lender, all of the representations and warranties set forth in Article IV of the Agreement, and represents and warrants that all such representations and warranties remain true and unbreached.

                                   ARTICLE V
                                  RATIFICATION
                                  ------------

     Each of the parties hereto does hereby adopt, ratify, and confirm the Agreement and the other Loan Documents, in all things in accordance with the terms and provisions thereof, as amended by this First Amendment.

                                   ARTICLE VI
                                  MISCELLANEOUS
                                  -------------

     6.01 Scope of Amendment. The scope of this First Amendment is expressly
          ------------------
limited to the matters addressed herein and this First Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Agreement. except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this First Amendment.

     6.02 Agreement as Amended. All references to the Agreement in any document
          --------------------
heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this First Amendment.

     6.03 Parties in Interest. All provisions of this First Amendment shall be
          -------------------
binding upon and shall inure to the benefit of the Borrower, the Lender and their respective successors and assigns.

     6.04 Rights of Third Parties. All provisions herein are imposed solely and
          -----------------------
exclusively for the benefit of the Lender and the Borrower, and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

     6.05 ENTIRE AGREEMENT. THIS FIRST AMENDMENT CONSTITUTES THE ENTIRE
          ----------------
AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, BETWEEN SUCH PARTIES REGARDING THE SUBJECT HEREOF. FURTHERMORE IN THIS REGARD, THIS FIRST AMENDMENT, THE AGREEMENT, THE NOTE, THE SECURITY INSTRUMENTS, AND THE OTHER WRITTEN DOCUMENTS REFERRED TO IN THE AGREEMENT OR EXECUTED IN CONNECTION WITH OR AS SECURITY FOR THE NOTE REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     6.06 GOVERNING LAW. THIS FIRST AMENDMENT, THE AGREEMENT AND THE NOTE SHALL
          -------------
BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE PARTIES ACKNOWLEDGE AND AGREE THAT THIS AGREEMENT AND THE NOTE AND THE TRANSACTIONS CONTEMPLATED HEREBY BEAR A NORMAL, REASONABLE, AND SUBSTANTIAL RELATIONSHIP TO THE STATE OF TEXAS.

     6.07 JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO,
          ----------------------
ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS FIRST AMENDMENT, THE AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED IN COURTS HAVING SITUS IN HARRIS COUNTY, TEXAS. EACH OF THE BORROWER AND THE LENDER HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE BORROWER OR THE LENDER IN ACCORDANCE WITH THIS SECTION.

     IN WITNESS WHEREOF, this First Amendment to Credit Agreement is executed effective the date first hereinabove written.

                                      BORROWER
                                      --------

                                      CONTANGO OIL & GAS COMPANY


                                      By:   /s/ WILLIAM H. GIBBONS
                                         -----------------------------
                                            William H. Gibbons
                                            Vice President and Treasurer

                                      LENDER
                                      ------

                                      GUARANTY BANK, FSB

                                      By: /s/ RICHARD E. MENCHACA
                                         ---------------------------
                                          Richard E. Menchaca
                                          Vice President

                                    EXHIBIT I
                                    ---------

                             FORM OF PROMISSORY NOTE

$50,000,000.00                    Houston, Texas                January 8, 2002

     FOR VALUE RECEIVED and WITHOUT GRACE, the undersigned ("Maker") promises to pay to the order of GUARANTY BANK, FSB ("Payee"), at its banking quarters in Houston, Harris County, Texas, the sum of FIFTY MILLION DOLLARS ($50,000,000.00), or so much thereof as may be advanced against this Note pursuant to the Credit Agreement dated June 29, 2001, as amended by First Amendment of even date herewith by and between Maker and Payee (as further amended, restated, or supplemented from time to time, the "Credit Agreement"), together with interest at the rates and calculated as provided in the Credit Agreement.

     Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the holder hereof to accelerate the maturity of all amounts due hereunder. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

     This Note is issued pursuant to, is the "Note" under, and is payable as provided in the Credit Agreement. Subject to compliance with applicable provisions of the Credit Agreement, Maker may at any time pay the full amount or any part of this Note without the payment of any premium or fee, but such payment shall not, until this Note is fully paid and satisfied, excuse the payment as it becomes due of any payment on this Note provided for in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW; PROVIDED, HOWEVER, THAT CHAPTER 345 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS NOTE.

                                         MAKER:

                                         CONTANGO OIL & GAS COMPANY

                                         By:_________________________________
                                                 William H. Gibbons
                                                 Vice President and Treasurer